                                                                   EXHIBIT 10.12

                                 AMENDMENT NO. 4
                                       to
                         RECEIVABLES PURCHASE AGREEMENT

          THIS AMENDMENT NO. 4 ("Amendment") is entered into as of May 2, 2002 by and among New School, Inc., as Seller ("Seller"), School Specialty, Inc., as Servicer ("SSI"), Falcon Asset Securitization Corporation ("Falcon"), the Financial Institutions party hereto, and Bank One, NA (Main Office Chicago), as agent (the "Agent").

                              PRELIMINARY STATEMENT

          A. Seller, SSI, Falcon, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of November 22, 2000 and amended by that certain Amendment No. 1 dated as of January 1, 2001, that certain Amendment No. 2 dated as of June 13, 2001 and that certain Amendment No. 3 dated as of November 20, 2001 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

          B. Seller, SSI, Falcon, the Financial Institutions and the Agent have agreed to amend the Purchase Agreement, subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendment. Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:

          1.1 Section 5.1(g) is hereby amended to insert the phrase "Weekly Reports," immediately prior to the phrase "Semi-Monthly Reports" appearing therein;

          1.2 Section 6.2 is hereby amended to insert the phrase "Weekly Reports," immediately prior to the phrase "Semi-Monthly Reports" appearing therein and to insert the phrase "Weekly Report," immediately prior to the phrase "Semi-Monthly Report" appearing therein;

          1.3 Section 8.5 is hereby amended to delete the phrase "and (iii)" appearing therein and to replace the phrase ", (iii) on each Weekly Reporting Date and at such times as the Agent shall request, a Weekly Report and (iv)" therefor;

          1.4 the definition of "Adjusted Liquidity Price" appearing in Exhibit I is hereby amended to delete the number "1.05" appearing in the denominator of the formula appearing therein and to replace the number "1.045" therefor;

          1.5 the definition of "Dilution Ratio" appearing in Exhibit I is hereby amended to insert the phrase ", Premier Receivables" immediately prior to the phrase "and Childcraft Receivables" appearing therein.

          1.6 the definition of "Dilution Trigger Ratio" appearing in Exhibit I is hereby amended to insert the phrase ", Premier Receivables" immediately prior to the phrase "and Childcraft Receivables" appearing therein.

          1.7 the definition of "Eligible Receivable" appearing in Exhibit I is hereby amended (i) to delete the word "and" appearing at the end of clause (xv) thereof, (ii) to delete the period (.) appearing at the end of clause (xvi) thereof and to replace the word "and," therefor, and (iii) to insert the following new clause (xvii) at the end thereof:

          "(xvii) which, if the related Originator is Premier Agendas, Inc., was generated by either PG Commercial Printing or PAI Agenda Sales, each a division of Premier Agendas, Inc."

          1.8 the definition of "Loss Reserve" appearing in Exhibit I is hereby amended (a) to delete the number "3" appearing in clause (i) thereof and to replace the number "2.25" therefor, and (b) to delete the percentage "10%" appearing in clause (ii) thereof and to replace the percentage "9%" therefor;

          1.9 the definition of "Net Receivables Balance" appearing in Exhibit I is hereby amended to insert the phrase "and further reduced by (i) the State Overconcentration Amount and (ii) the PG Commercial Printing Overconcentration Amount" at the end thereof;

          1.10 the definition of "Purchase Price" appearing in Exhibit I is hereby amended to insert the phrase "Weekly Report," immediately prior to the phrase "Monthly Report" appearing therein;

          1.11 the definition of "Purchase Limit" appearing in Exhibit I is hereby amended to delete the amount "$50,000,000" appearing therein and to replace the amount "$100,000,000" therefor;

          1.12 Exhibit I is hereby amended to insert the following definitions in alphabetical order:

               "PG Commercial Printing Overconcentration Amount" means, at any time, the amount by which the aggregate Outstanding Balance of all Eligible Receivables generated by PG Commercial Printing, a division of Premier Agendas, Inc., exceeds the product of (i) five percent (5%) and (ii) the aggregate Outstanding Balance of all Eligible Receivables at such time.

               "Premier Receivables" means all Receivables for which the Original Seller is Premier Agendas, Inc., a Washington corporation.

               "State Overconcentration Amount" means, at any time, the amount by which the aggregate Outstanding Balance of all Eligible Receivables of all Obligors located in any one state exceeds the product of (i) fifteen percent (15%) and (ii) the aggregate Outstanding Balance of all Eligible Receivables at such time.

               "Weekly Report" means a report, in substantially the form of
     Exhibit XII hereto (appropriately completed), furnished by the Servicer to the Agent pursuant to Section 8.5.

               "Weekly Reporting Date" means each Tuesday of each week.

          1.11 Exhibit X (Form of Monthly Report) is hereby deleted in its entirety and replaced with Exhibit 1 hereto.

          1.12 Exhibit 2 hereto (Form of Weekly Report) is hereby attached to the Purchase Agreement as a new Exhibit XII.

          SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Agent of (i) one copy of this Amendment duly executed by each of the parties hereto, and (ii) a fully-earned, non-refundable amendment fee from the Seller in the amount of $75,000.

          SECTION 3. Covenants, Representations and Warranties of the Seller and the Servicer.

          3.1 Upon the effectiveness of this Amendment, each of Seller and SSI hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

          3.2 Each of Seller and SSI hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

          SECTION 4. Reference to and Effect on the Investor Agreement.

          4.1 Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

          4.2 Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Falcon, the Financial Institutions or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                         NEW SCHOOL, INC., as Seller


                                         By: /s/ Mary M. Kabacinski
                                           -----------------------------
                                             Name:  Mary M. Kabacinski
                                             Title: Treasurer

                                         SCHOOL SPECIALTY, INC., as Servicer


                                         By: /s/ Mary M. Kabacinski
                                           -----------------------------
                                             Name:  Mary M. Kabacinski
                                             Title: CFO


                                         FALCON ASSET SECURITIZATION CORPORATION


                                         By:  /s/ Patrick J. Power
                                           -----------------------------
                                             Name:  Patrick J. Power
                                             Title: Authorized Signatory



                                         BANK ONE, NA (MAIN OFFICE CHICAGO),
                                         as a Financial Institution and as Agent


                                         By:  /s/ Patrick J. Power
                                           -----------------------------
                                             Name:  Patrick J. Power
                                             Title: Authorized Signatory

                       Signature Page to Amendment No. 4